UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2022

INLAND REAL ESTATE INCOME TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55146	45-3079597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

As previously disclosed, on December 2, 2021, at the 2021 annual meeting of stockholders of Inland Real Estate Income Trust, Inc. (“we” or the “Company”), the stockholders of the Company approved proposal numbers 3 through 13 to amend and restate the Company's corporate charter to accord generally with the charters of other REITs listed on a national securities exchange as described in the Company's definitive proxy statement filed with the Securities & Exchange Commission (the “SEC”) on August 11, 2021, (the “Proxy Statement”), which is incorporated into this Item 3.03 disclosure by reference. On January 4, 2022, the Company filed and the State of Maryland accepted the Company's Third Articles of Amendment and Restatement (the “Third Articles”) to amend and restate its charter. The general effect of the filing of the Third Articles upon the rights of holders of the Company's common stock was described in the Proxy Statement. A copy of the complete text of the Third Articles as filed with the State of Maryland is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated into this Item 3.03 disclosure by reference.

Item 7.01Regulation FD Disclosure.

Furnished as Exhibit 99.1 to this Current Report and incorporated by reference in this Item 7.01 is the text of a letter dated January 10, 2022, from Inland Real Estate Income Trust, Inc. (“we” or the “Company”) to the Company’s stockholders.

Pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), the information contained in this Item 7.01, including Exhibit 99.1 and the information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such act, nor shall any of such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  By furnishing the information contained in this Item 7.01 disclosure, including Exhibit 99.1, the Company makes no admission as to the materiality of such information.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
3.1	Third Articles of Amendment and Restatement of the Company
99.1	Letter to Stockholders dated January 10, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date: January 10, 2022	By:	/s/ Cathleen M. Hrtanek
	Name:	Cathleen M. Hrtanek
	Title	Secretary